                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE


                              COMPANY CONTACT: Vion Pharmaceuticals, Inc.
                                               Alan Kessman, President and CEO
                                               (203) 498-4210 ph

            FINANCIAL COMMUNICATIONS CONTACT:  Weber Shandwick Worldwide
                                               Sue L. Yeoh (investors)
                                               (646) 658-8375 ph
                                               Rubenstein Associates
                                               Robin Wagge (media)
                                               (212) 843-8006 ph

VION PHARMACEUTICALS RECEIVES APPROVAL OF SHELF REGISTRATION FROM
SECURITIES AND EXCHANGE COMMISION

NEW HAVEN, CT, JUNE 26, 2001 - VION PHARMACEUTICALS, INC. (NASDAQ: NM VION) announced that the Form S-3 Shelf Registration Statement filed on April 3, 2001 with the Securities and Exchange Commission (SEC) was declared effective as of June 26, 2001. While the Form S-3 Registration Statement is effective as of this date, the Company has no immediate plans or arrangements to offer any securities pursuant to the Registration Statement at this time. The Registration Statement allows the Company from time to time to sell up to an aggregate of 4.7 million shares of Common Stock, providing Vion flexibility with respect to the sale of securities in the future.

This news release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification of the securities under the securities laws of that state.

Vion Pharmaceuticals, Inc. is committed to the discovery and production of therapeutics and technology dedicated to the treatment of cancer. Vion's portfolio of agents includes TAPET'r', a modified Salmonella vector used to deliver anticancer agents directly to tumors, currently in Phase I human trials; Triapine'r', a potent inhibitor of a key step in DNA synthesis and repair, currently in Phase I combination studies and scheduled for Phase II single agent trials; and VNP40101M, a singular DNA alkylating agent currently in Phase I clinical trials. For additional information on Vion and its research and product development programs, visit the company's web site at www.vionpharm.com

Statements included in this press release, which are not historical in nature, are forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements regarding the company's future business prospects, plans, objectives, expectations and intentions are subject to certain risks, uncertainties and other factors that could cause actual results to differ materially from those projected or suggested in the forward-looking statements, including, but not limited to those contained in Vion Pharmaceuticals' 2000 Annual Report filed on Form 10-K (file no. 0-25634) including the inability to raise additional capital, the possibility that any or all of the company's products or procedures are found to be ineffective or unsafe, the possibility that third parties hold proprietary rights that preclude the company from marketing its products, the possibility that third parties will market a product equivalent or superior to the company's product candidates and the possibility that preclinical results may not be indicative of results in human clinical trials and that results achieved in early clinical trials are not necessarily indicative of the results that will be achieved in subsequent or expanded clinical trials. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the common stock nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.